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                                                                   EXHIBIT 10.32

                   AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT

        THIS AMENDMENT NO. 1 (the "AMENDMENT") is made as of September 3, 1999, by and among WOMEN.COM NETWORKS, INC., a Delaware corporation (the "COMPANY"), TORSTAR CORPORATION, an Ontario corporation ("TORSTAR") and HARLEQUIN ENTERPRISES LIMITED, an Ontario corporation ("HARLEQUIN") to the Stock Purchase Agreement dated July 9, 1999 by and between such parties. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Purchase Agreement (as defined below).

                                    RECITALS

        WHEREAS, Women.com Networks LLC, the Company (formerly named Hearst HomeArts, Inc.), Torstar and Harlequin entered into that certain Stock Purchase Agreement dated July 9, 1999 attached hereto as EXHIBIT A (the "PURCHASE AGREEMENT");

        WHEREAS, on August 4, 1999, Women.com Networks LLC dissolved and all of its assets, contractual obligations and liabilities were assumed by the Company, and, therefore, any modification to such Purchase Agreement shall be between the Company, Torstar and Harlequin; and

        WHEREAS, in accordance with Section 8(f) of such Purchase Agreement, the Company, Torstar and Harlequin desire to amend such Purchase Agreement to provide for the modifications as herein provided for.

        NOW, THEREFORE, in consideration of the mutual agreements, covenants and considerations contained herein, the undersigned hereby agree as follows:

                                    AGREEMENT

1. Section 1 of the Purchase Agreement is amended and restated to read in full as follows:

        "1. PURCHASE AND SALE OF STOCK.

        (a) PURCHASE AND SALE. Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to Purchaser 1,250,000 shares of the Company's Common Stock at a per share price equal to $11.00 per share (the "STOCK"); provided, however, if the Closing (as defined below) has not occurred prior to the effective date of the registration statement relating to the Company's initial public offering (the "INITIAL PUBLIC OFFERING") the Purchaser shall purchase such Stock at a per share price equal to the per share price to the public in the Initial Public Offering and the Closing (as defined below) shall be concurrent with the closing of the Initial Public Offering.

        (b) COMPANY COVENANT. The Company agrees not to enter into any agreement with another party to sell shares of capital stock of the Company upon more favorable terms than contained herein (excluding all outstanding options, options reserved to be issued pursuant to the


                                       1.
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        Company's 1998 Equity Incentive Plan, warrants and other convertible securities) in a private placement transaction under the Securities Act of 1933, as amended, prior to the effectiveness of the Company's Initial Public Offering (a "NEW TRANSACTION"). If the Company shall enter into such a New Transaction, the Company shall sell the Stock to the Purchaser on terms as favorable as those agreed to in such New Transaction. Notwithstanding the foregoing, the Company may enter into an investor rights agreement with The Walt Disney Company, a Delaware corporation, or its affiliates providing for registration rights more favorable to those provided Purchaser without providing such terms to Purchaser.

        (c) CLOSING. Except as otherwise provided for herein, the closing hereunder (the "CLOSING"), including payment for and delivery of the Stock shall occur at 10:00 a.m P.D.T. at the offices of Cooley Godward LLP, counsel to the Company ("COMPANY COUNSEL"), 3000 Sand Hill Road, Building Three, Suite 230, Menlo Park, CA 94025 on September 7, 1999."

2. Section 2 of the Purchase Agreement shall be amended and restated in its entirety as follows:

        "2. PRICE ADJUSTMENT. Notwithstanding the foregoing, if the Company sells shares in its Initial Public Offering pursuant to an underwriting agreement with its underwriters relating to the Company's Initial Public Offering at a price to the public below $11.00 per share (the "PUBLIC PRICE"), or if the Company sells shares in a private placement prior to the Initial Public Offering at a price below $11.00 per share (the "PRIVATE PRICE"), the Purchaser shall receive additional shares of Stock for no additional consideration (the "ADDITIONAL SHARES") based on the following formula: Additional Shares = (a) 1,250,000 shares of Stock subtracted from (b) $13,750,000 divided by the Public Price or the Private Price, as applicable."

3. Section 5 of the Purchase Agreement is hereby amended and to eliminate all references to, and representations and warranties by, Women.com Networks, LLC. The Company hereby affirms its obligations under the Purchase Agreement as successor in interest to Women.com and acknowledges that all such representations and warranties shall be deemed representations and warranties of the Company, as applicable.

4. Sections 5(i), (j) and (k) of the Purchase Agreement are hereby amended and restated in its entirety as follows:

        (i) NO MATERIAL MISSTATEMENTS OR OMISSIONS. Except as may be affected by this Agreement, as amended, and any similar agreement entered into with Hearst Communications, Inc. or The Walt Disney Company, as amended, the registration statement on Form S-1 (No. 333-78363) (the "REGISTRATION STATEMENT") filed with the Securities Exchange Commission on May 13, 1999, complies in all material respects as of the filing date and the date hereof, with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder; as of the filing date and the date hereof, the Registration Statement did not and does not contain any untrue statement of material fact and did not and does not omit to state any material fact required to be stated herein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (j) FINANCIAL STATEMENTS. The Registration Statement includes (i) Women.com Network's audited balance sheet as of December 31, 1998, and the related audited statements of operations, stockholders' equity and cash flows for the twelve months ended December 31, 1998, (ii) the unaudited balance sheet as of June 30, 1999, and the related unaudited statements of operations, stockholders' equity and cash flows for the six months ended June 30, 1999, and (iii) the Company's audited balance sheet as of December 31, 1998, and the related audited statements


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        of operations, stockholders' equity and cash flows for the twelve-month period ended December 31, 1998 (collectively, the "COMPANY FINANCIALS"). The Company Financials have been prepared in accordance with U.S. generally accepted accounting principles consistent with the reporting practices and principles ("GAAP"), applied on a basis consistent throughout the periods indicated and consistent with each other. The Company Financials present fairly the financial condition, operating results and cash flows of the Company as of the dates and during the periods indicated therein.

        (k) NO MATERIAL CHANGES. Since June 30, 1999, there has not been any materially adverse change in the business, properties, financial condition or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, other than as set forth in the Registration Statement, and since such date, except in the ordinary course of business, the Company has not entered into any material transaction not referred to in the Registration Statement."

4. Section 6 of the Purchase Agreement shall be amended to eliminate Sections 6(e) and 6(i) in their entirety.

5. Section 7 of the Purchase Agreement shall be amended to eliminate Section 7(e) in its entirety.

6. Section 8 of the Purchase Agreement shall be amended to eliminate Section 8(a) in its entirety.

7. Except as set forth in this Amendment, the Purchase Agreement shall remain in full force and effect.

8. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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        IN WITNESS WHEREOF, the undersigned have executed this AMENDMENT as of the day and year first set forth above.


WOMEN.COM NETWORKS, INC.               TORSTAR CORPORATION

By: /s/ Marleen McDaniel               /s/ David Galloway
   ---------------------------------   ---------------------------------
                                       (Signature)


Name: Marleen McDaniel             By: David Galloway
      ---------------------------      ------------------------------

Title: President and CEO               Title:
       -----------------------------         ---------------------------

                                       HARLEQUIN ENTERPRISES LIMITED

                                       David Galloway
                                       --------------------------------
                                       (Signature)

                                       By: /s/ David Galloway
                                          -----------------------------
                                       Title:
                                             --------------------------





                                 SIGNATURE PAGE

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                                    EXHIBIT A

                            STOCK PURCHASE AGREEMENT